UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2025

VERSES AI INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-56692	88-2921736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Avenue of the Stars, 8th Floor

Los Angeles, CA 90067

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (310) 988-1944

205 - 810 Quayside Drive

New Westminster, British Columbia

Canada V3M 6B9

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2025, Verses AI Inc. (the “Company”) issued a press release announcing that effective immediately, James Hendrickson, the Chief Operating Officer of the Company, has also assumed the role of President of the Company, replacing Dan Mapes who has retired from such position, but will continue to work with the Company as the Company’s President Emeritus and Director of Global Development.

Mr. Hendrickson, age 47, has served as the Company’s Chief Operating Officer since July 2024, and was President and General Manager of VERSES Enterprise at the Company from January 2022 to July 2024. Before joining the Company, Mr. Hendrickson was Head of Strategic Partnerships and Global Alliances at AI robotics maker Berkshire Grey, Inc. from October 2020 to January 2022, where he focused on building their global partner program. Prior to that, Mr. Hendrickson served as Director of Product and Offering Management at Honeywell from September 2018 to October 2020, Manager of Product Management at Honeywell from June 2017 to August 2018 and Senior Product Manager of Retail Solutions at Honeywell from September 2013 to May 2017. Mr. Hendrickson has a Bachelor of Arts degree from Grove City College.

Mr. Hendrickson has no family relationships with any current director, director nominee, or executive officer of the Company, and there are no transactions or proposed transactions, to which the Company is a party, or intended to be a party, in which Mr. Hendrickson has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Mr. Hendrickson was not appointed as the Company’s President pursuant to any arrangement or understanding with any other person. Mr. Hendrickson’s term of office as the Company’s President will be indeterminate.

A copy of the press release announcing the foregoing changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated April 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSES AI INC.

Dated: April 23, 2025	By:	/s/ James Christodoulou
	Name:	James Christodoulou
	Title:	Chief Financial Officer

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